SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  ______)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CARVER BANCORP, INC. 75 WEST 125TH STREET NEW YORK, NY 10027-4512 ATTN: ISAAC TORRES CARVER BANCORP, INC. 2023 Annual Meeting Vote by September 13, 2023 11:59 PM ET You invested in CARVER BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 14, 2023. Vote Virtually at the Meeting* September 14, 2023 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/CARV2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V21011-P97296 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V21012-P97296 1. To elect three directors, each to serve for a three-year term and until their respective successors have been elected and qualified. Nominees: 01) Colvin W. Grannum 02) Lewis P. Jones III 03) Craig C. Mackay 2. To ratify the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2024. 3. Advisory (non-binding) approval of the compensation of our named executive officers as described in the proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For